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                                                                    Exhibit 10.2

                       NASTECH PHARMACEUTICAL COMPANY INC.
        2000 NONQUALIFIED STOCK OPTION PLAN, 2002 STOCK OPTION PLAN, AND
                            2004 STOCK INCENTIVE PLAN

                     AMENDMENTS TO CERTAIN GRANT AGREEMENTS

     WHEREAS, incentive stock option grant agreements dated as of June 9, 2004 and January 30, 2006 (the "ISOs"), a nonqualified stock option grant agreement dated as of January 30, 2006 (the "NQSO") and restricted stock grant agreements dated as of June 9, 2004, July 1, 2005 and January 30, 2006 (the "RSGAs") (collectively, the "Agreements") were entered into by and between Nastech Pharmaceutical Company Inc. (the "Company"), a Delaware corporation, and Timothy
M. Duffy (the "Grantee"); and

     WHEREAS, the Company wishes to amend the Agreements and the Grantee wishes to do the same;

     NOW, THEREFORE, the undersigned do hereby agree that the following sentence shall be added at the end of Section 2 of the ISOs, at the end of Section 5.9 of the NQSO, and at the end of Section 1.3 of the RGSAs:

     Notwithstanding any provision of this Agreement to the contrary, if there is any conflict between the provisions of this Agreement and the employment agreement entered into by the Grantee and Nastech Pharmaceutical Company Inc. effective as of September 15, 2006 (the "Employment Agreement"), the provisions of the Employment Agreement shall control.

     IN WITNESS WHEREOF, the parties have executed these Amendments effective as of September 15, 2006.

                                        NASTECH PHARMACEUTICAL COMPANY INC.


                                        By: /s/ Steven C. Quay
                                            ------------------------------------
                                        Name: Dr. Steven C. Quay
                                        Title: President and
                                               Chief Executive Officer


                                        GRANTEE


                                        /s/ Timothy M. Duffy
                                        ----------------------------------------
                                        Timothy M. Duffy, Executive Vice
                                        President of Marketing, Business
                                        Development & Legal